Exhibit 99.1

Broadcom to Acquire VMware for Approximately $61 Billion in Cash and Stock

Advances Broadcom’s strategy to build the world’s leading infrastructure technology company, with track record of acquiring established, mission-critical platforms

Brings together two engineering-first, innovation-centric cultures

Broadcom Software Group to rebrand and operate as VMware

The new VMware, as part of Broadcom, to offer enterprise customers greater choice and flexibility to address the most complex IT infrastructure challenges

Accelerates software scale and growth opportunities for Broadcom, with pro forma revenue of more than $40 billion, including 49% software revenue

Broadcom to target adding approximately $8.5 billion of pro forma EBITDA from the acquisition within three years post-closing

Broadcom to host conference call today at 8:00 AM ET

SAN JOSE and PALO ALTO, Calif., May 26, 2022 – Broadcom Inc. (NASDAQ: AVGO), a global technology leader that designs, develops and supplies semiconductor and infrastructure software solutions, and VMware, Inc. (NYSE: VMW), a leading innovator in enterprise software, today announced an agreement under which Broadcom will acquire all of the outstanding shares of VMware in a cash-and-stock transaction that values VMware at approximately $61 billion, based on the closing price of Broadcom common stock on May 25, 2022. In addition, Broadcom will assume $8 billion of VMware net debt.

VMware, a leading provider of multi-cloud services for all apps, pioneered virtualization technology, an innovation that positively transformed x86 server-based computing. VMware then created the software-defined data center and played a leading role in virtualizing networking and storage, before evolving to become a hybrid cloud and digital workspace leader. Today, VMware’s multi-cloud portfolio, spanning application modernization, cloud management, cloud infrastructure, networking, security and anywhere workspaces, forms a flexible, consistent digital foundation on which the largest and most dynamic enterprises across industries build, run, manage, connect and protect their most important and complex workloads for the benefit of their customers.

Following the closing of the transaction, the Broadcom Software Group will rebrand and operate as VMware, incorporating Broadcom’s existing infrastructure and security software solutions as part of an expanded VMware portfolio.

By bringing together the complementary Broadcom Software portfolio with the leading VMware platform, the combined company will provide enterprise customers an expanded platform of critical infrastructure solutions to accelerate innovation and address the most complex information technology infrastructure needs. The combined solutions will enable customers, including leaders in all industry verticals, greater choice and flexibility to build, run, manage, connect and protect applications at scale across diversified, distributed environments, regardless of where they run: from the data center, to any cloud and to edge-computing. With the combined company’s shared focus on technology innovation and significant research and development expenditures, Broadcom will deliver compelling benefits for customers and partners.

Hock Tan, President and Chief Executive Officer of Broadcom, said, “Building upon our proven track record of successful M&A, this transaction combines our leading semiconductor and infrastructure software businesses with an iconic pioneer and innovator in enterprise software as we reimagine what we can deliver to customers as a leading infrastructure technology company. We look forward to VMware’s talented team joining Broadcom, further cultivating a shared culture of innovation and driving even greater value for our combined stakeholders, including both sets of shareholders.”

Raghu Raghuram, Chief Executive Officer of VMware, said, “VMware has been reshaping the IT landscape for the past 24 years, helping our customers become digital businesses. We stand for innovation and unwavering support of our customers and their most important business operations and now we are extending our commitment to exceptional service and innovation by becoming the new software platform for Broadcom. Combining our assets and talented team with Broadcom’s existing enterprise software portfolio, all housed under the VMware brand, creates a remarkable enterprise software player. Collectively, we will deliver even more choice, value and innovation to customers, enabling them to thrive in this increasingly complex multi-cloud era.”

Tom Krause, President of the Broadcom Software Group, said, “VMware has long been recognized for its enterprise software leadership, and through this transaction we will provide customers worldwide with the next generation of infrastructure software. VMware’s platform and Broadcom’s infrastructure software solutions address different but important enterprise needs, and the combined company will be able to serve them more effectively and securely. We have deep respect for VMware’s customer focus and innovation track record, and look forward to bringing together our two organizations.”

Michael Dell, Chairman of the VMware Board, said, “Together with Broadcom, VMware will be even better positioned to deliver valuable, innovative solutions to even more of the world’s largest enterprises. This is a landmark moment for VMware and provides our shareholders and employees with the opportunity to participate in meaningful upside.”

The transaction is expected to add approximately $8.5 billion of pro forma EBITDA from the acquisition within three years post-closing. Pro forma for each company’s fiscal year 2021, software revenue is expected to account for approximately 49% of total Broadcom revenue.

Transaction Details and Path to Completion

Under the terms of the agreement, which has been unanimously approved by the boards of directors of both companies, VMware shareholders will elect to receive either $142.50 in cash or 0.2520 shares of Broadcom common stock for each VMware share. The shareholder election will be subject to proration, resulting in approximately 50% of VMware’s shares being exchanged for cash consideration and 50% being exchanged for Broadcom common stock. Based on the closing price of Broadcom common stock on May 25, 2022, the total $138.23 per-share consideration represents a 44% premium to the closing price of VMware common stock on May 20, 2022, the last trading day prior to media speculation regarding a potential transaction, and a 32% premium to VMware’s unaffected 30-day volume weighted average price (VWAP). Upon closing of the transaction, based on the outstanding shares of each company as of the date hereof, current Broadcom shareholders will own approximately 88% and current VMware shareholders will own approximately 12% of the combined company on a fully diluted basis.

Michael Dell and Silver Lake, which own 40.2% and 10% of VMware shares outstanding, respectively, have signed support agreements to vote in favor of the transaction, so long as the VMware Board continues to recommend the proposed transaction with Broadcom.

In connection with the transaction, Broadcom obtained commitments from a consortium of banks for $32 billion in new, fully committed debt financing.

Broadcom expects to maintain its current dividend policy of delivering 50% of its prior fiscal year free cash flow to shareholders. Broadcom expects to maintain an investment grade rating, given its strong cash flow generation and intention to rapidly de-lever.

The transaction, which is expected to be completed in Broadcom’s fiscal year 2023, is subject to the receipt of regulatory approvals and other customary closing conditions, including approval by VMware shareholders.

The merger agreement provides for a “go-shop” provision under which VMware and its Board of Directors may actively solicit, receive, evaluate and potentially enter negotiations with parties that offer alternative proposals during a 40-day period following the execution date of the definitive agreement, expiring at 11:59 p.m. Pacific Time on July 5, 2022. There can be no assurance this process will result in a superior proposal. VMware does not intend to disclose developments about this process unless and until its Board of Directors has made a decision with respect to any potential superior proposal.

Broadcom Second Quarter 2022 Results and Third Quarter Fiscal Year 2022 Business Outlook

In a separate press release issued today, Broadcom reported results for its second quarter of fiscal year 2022, ended May 1, 2022, and provided guidance for the third quarter of its fiscal year 2022.

The Broadcom Board of Directors also has authorized a new share repurchase program to repurchase up to $10 billion of its common stock through December 31, 2023. This new share repurchase authorization is in addition to the share repurchase program authorized in December 2021, under which Broadcom may repurchase the current remaining $3 billion of common stock through December 31, 2022. Repurchases under the new share repurchase authorization may be made through a variety of methods, including open market or privately negotiated purchases. The timing and amount of shares repurchased will depend on the stock price, business and market conditions, corporate and regulatory requirements, alternative investment opportunities, acquisition opportunities and other factors. Broadcom is not obligated to repurchase any specific amount of shares of common stock, and the share repurchase program may be suspended or terminated at any time.

Advisors

Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC are serving as financial advisors to Broadcom. Wachtell, Lipton, Rosen & Katz and O’Melveny & Myers LLP are serving as legal counsel to Broadcom, and Cleary Gottlieb Steen & Hamilton LLP is serving as regulatory counsel.

Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC are serving as financial advisors to VMware, and Gibson, Dunn & Crutcher LLP is serving as legal counsel.

Conference Call

Broadcom will host a conference call today at 8:00 a.m. Eastern Time (5:00 a.m. Pacific Time). A live webcast and the accompanying materials will be available in the “Investors” section of Broadcom’s website at https://investors.broadcom.com in advance of the conference call.

To Listen via Telephone: Preregistration is required by the conference call operator. Please preregister at: http://www.directeventreg.com/registration/event/5733459. Upon registering, you will be emailed a dial-in number, direct passcode and unique PIN.

To Listen via Internet: The conference call can be accessed live online in the Investors section of the Broadcom website at https://investors.broadcom.com/.

Replay: A telephone playback of the conference call can be accessed for one week following the call by dialing: (855) 859-2056; International + 1 (404) 537-3406; Passcode: 5733459; or through the Investors section of the Broadcom website at https://investors.broadcom.com/.

About Broadcom

Broadcom Inc. (NASDAQ: AVGO) is a global technology leader that designs, develops and supplies a broad range of semiconductor and infrastructure software solutions. Broadcom’s category-leading product portfolio serves critical markets including data center, networking, enterprise software, broadband, wireless, storage and industrial. Our solutions include data center networking and storage, enterprise, mainframe and cyber security software focused on automation, monitoring and security, smartphone components, telecoms and factory automation. For more information, go to https://www.broadcom.com.

About VMware

VMware is a leading provider of multi-cloud services for all apps, enabling digital innovation with enterprise control. As a trusted foundation to accelerate innovation, VMware software gives businesses the flexibility and choice they need to build the future. Headquartered in Palo Alto, California, VMware is committed to building a better future through the company’s 2030 Agenda. For more information, please visit www.VMware.com/company.

Cautionary Statement Regarding Forward-Looking Statements

This communication relates to a proposed business combination transaction between Broadcom Inc. (“Broadcom”) and VMware, Inc. (“VMware”). This communication includes forward-looking statements within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and Section 27A of the U.S. Securities Act of 1933, as amended. These forward-looking statements include but are not limited to statements that relate to the expected future business and financial performance, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined business, the expected amount and timing of the synergies from the proposed transaction, the anticipated closing date of the proposed transaction, and the plans and expectations with regard to share repurchases. These forward-looking statements are identified by words such as “will,” “expect,” “believe,” “anticipate,” “estimate,” “should,” “intend,” “plan,” “potential,” “predict,” “project,” “aim,” and similar words or phrases. These forward-looking statements are based on current expectations and beliefs of Broadcom management and current market trends and conditions.

These forward-looking statements involve risks and uncertainties that are outside Broadcom’s control and may cause actual results to differ materially from those contained in forward-looking statements, including but not limited to: the effect of the proposed transaction on our ability to maintain relationships with customers, suppliers and other business partners or operating results and business; the ability to implement plans, forecasts and other expectations with respect to the business after the completion of the proposed transaction and realize expected synergies; business disruption following the proposed transaction; difficulties in retaining and hiring key personnel and employees due to the proposed transaction and business combination; the satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; significant indebtedness, including indebtedness incurred in connection with the proposed transaction, and the need to generate sufficient cash flows to service and repay such debt; the disruption of current plans and operations; the outcome of any legal proceedings related to the transaction; the ability to consummate the proposed transaction on a timely basis or at all; the ability to successfully integrate VMware’s operations; the ability to implement plans, forecasts and other expectations with respect to the business after the completion of the proposed transaction and realize synergies; the impact of public health crises, such as pandemics (including COVID-19) and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; global political and economic conditions, including rising interest rates, the impact of inflation and challenges in manufacturing and the global supply chain; the amount and frequency of our share repurchase programs; and other events and trends on a national, regional and global scale, including the cyclicality in the semiconductor industry and other target markets and those of a political, economic, business, competitive and regulatory nature.

These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form S-4 and proxy statement/prospectus that will be filed with the Securities and Exchange Commission (“SEC”) in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Broadcom’s and VMware’s respective periodic reports and other filings with the SEC, including the risk factors identified in Broadcom’s and VMware’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. The forward-looking statements included in this communication are made only as of the date hereof. Neither Broadcom nor VMware undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, Broadcom intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of VMware and that also constitutes a prospectus of Broadcom. Each of Broadcom and VMware may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement/prospectus or registration statement or any other document that Broadcom or VMware may file with the SEC. The definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of VMware. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus (if and when available) and other documents containing important information about Broadcom, VMware and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Broadcom will be available free of charge on Broadcom’s website at https://investors.broadcom.com/. Copies of the documents filed with the SEC by VMware will be available free of charge on VMware’s website at ir.vmware.com.

Participants in the Solicitation

Broadcom, VMware and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Broadcom, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Broadcom’s proxy statement for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on February 18, 2022, and Broadcom’s Annual Report on Form 10-K for the fiscal year ended October 31, 2021, which was filed with the SEC on December 17, 2021. Information about the directors and executive officers of VMware, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in VMware’s proxy statement for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on May 28,

2021, VMware’s Annual Report on Form 10-K for the fiscal year ended January 28, 2022, which was filed with the SEC on March 24, 2022, a Form 8-K filed by VMware on April 22, 2022 and a Form 8-K filed by VMware on May 2, 2022. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Broadcom or VMware using the sources indicated above.

Contacts:

Broadcom Inc.

Ji Yoo

Investor Relations

408-433-8000

investor.relations@broadcom.com

Joele Frank / Tim Ragones / Arielle Rothstein

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

VMware

Paul Ziots

VMware Investor Relations

pziots@vmware.com

650-427-3267

Michael Thacker

VMware Global PR

mthacker@VMware.com

650-427-4454

Paul Kranhold / Pete Siwinski / Leah Polito

Sard Verbinnen & Co.

415-618-8750

(AVGO-Q)